                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant To Section 14(A) of the
                       Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party Other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

         HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------
(5) Total fee paid:

------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing statement registration number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

-------------------------------------------------------------------------------
(2)     Form, schedule or registration statement no.:

-------------------------------------------------------------------------------
(3)     Filing party:

-------------------------------------------------------------------------------
(4)     Date filed:

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
                         HYPERION 2005 INVESTMENT GRADE
                          OPPORTUNITY TERM TRUST, INC.
   One Liberty Plaza, 165 Broadway, 36th Floor - New York, New York 10006-1404

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                                                [March __, 2005]

To the Stockholders:

         The Annual Meeting of Stockholders of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Fund") will be held at The Downtown Association, 60 Pine Street (between William and Pearl Streets), New York, New York 10005, on Tuesday, April 19, 2005, at 10:00 a.m., for the following purposes:

         1.       To elect directors (Proposal 1).

         2. To approve a new Investment Advisory Agreement between the Fund and Hyperion Capital Management, Inc. (the "Advisor") (Proposal 2).

         3. To ratify or reject the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005 (Proposal 3).

         4. To transact any other business that may properly come before the meeting.

         The close of business on March 7, 2005 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting.

                                   By Order of the Board of Directors,


                                   Daniel Kim
                                   Secretary


                      WE NEED YOUR PROXY VOTE IMMEDIATELY.


YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. THE MEETING OF STOCKHOLDERS OF THE FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT THE STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

         3. All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                                               VALID SIGNATURE
------------                                                               ---------------
Corporate Accounts

         (1)      ABC Corp.                                                ABC Corp.
         (2)      ABC Corp.                                                John Doe, Treasurer
         (3)      ABC Corp. c/o John Doe, Treasurer                        John Doe
         (4)      ABC Corp. Profit Sharing Plan                            John Doe, Trustee

Trust Accounts

         (1)      ABC Trust                                                John B. Doe, Trustee
         (2)      Jane B. Doe, Trustee u/t/d 12/28/78                      Jane B. Doe

Custodial or Estate Accounts

         (1)      John B. Smith, Cust.                                     John B. Smith
                  f/b/o John B. Smith, Jr.
                  UGMA
         (2)      John B. Smith                                            John B. Smith, Jr., Executor

                         HYPERION 2005 INVESTMENT GRADE
                          OPPORTUNITY TERM TRUST, INC.
  One Liberty Plaza, 165 Broadway, 36th Floor, - New York, New York 10006-1404

                                 PROXY STATEMENT

         This proxy statement is furnished in connection with a solicitation by the Board of Directors of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at The Downtown Association, 60 Pine Street (between William and Pearl Streets), New York, New York 10005, at 10:00 a.m. on Tuesday, April 19, 2005 (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about ________, 2005. THE ANNUAL REPORT AND SEMI-ANNUAL REPORT IS AVAILABLE FREE OF CHARGE BY CALLING THE FUND AT 1-800-497-3746 OR WRITING TO THE FUND AT ATTN: SHAREHOLDER SERVICES, THE HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC., ONE LIBERTY PLAZA, 165 BROADWAY, 36TH FLOOR, NEW YORK, NEW YORK 10006-1404. Stockholders who execute proxies retain the right to revoke them by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the re-election of the two nominees for the Class II Directors, FOR the approval of the new Investment Advisory Agreement and FOR the ratification of the selection of PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005. The close of business on March 7, 2005 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of and to vote at the meeting. Each stockholder is entitled to one vote for each share held. On the Record Date there were ______ shares outstanding.

         For purposes of determining the presence of a quorum for transacting business related to Proposals 1 and 3 at the Meeting, executed proxies marked as abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have no effect on Proposal 1 and Proposal 3, for which the required vote is a plurality of the votes cast. For Proposal 2, abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matters submitted to stockholders for a vote. Broker non-votes will not be counted for purposes of determining the presence of a quorum but will have the effect of a vote "against" any proposal requiring approval by a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                        PROPOSAL 1: ELECTION OF DIRECTORS

         The Fund's Articles of Incorporation provide that the Fund's Board of Directors shall be divided into three classes: Class I, Class II and Class III. The terms of office of the present directors in each class expire at the Annual Meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 2007; Class II, 2005; and Class III, 2006 or termination of the Fund. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being of that same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

         The term of Messrs. Robert F. Birch and Leo M. Walsh, Jr., the members of Class II, currently serving on the Board of Directors, expires at this year's Annual Meeting. The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to so vote) for the re-election of Messrs. Birch and Walsh. Each nominee has indicated that he will serve if elected, but if the nominee should be unable to serve, the proxy or proxies will be voted for any other person or persons, as the case may be, determined by the persons named in the proxy in accordance with their judgment.

         As described above, there are two nominees for election to the Board of Directors at this time. Proxies cannot be voted for a greater number of persons than the nominees currently proposed to serve on the Board of Directors.

INFORMATION CONCERNING NOMINEES AND DIRECTORS

         The following table provides information concerning each of the Directors and the nominees of the Board of Directors of the Fund. The nominees are listed first in the table under the Class II Disinterested Director nominees. The terms of the Class I Directors and the Class III Directors do not expire this year. It is the Fund's policy that Directors will retire from the Fund's Board of Directors in the year in which a Director reaches age 80.

                          POSITION(s) HELD WITH FUND      PRINCIPAL OCCUPATION(s)                          NUMBER OF PORTFOLIOS
NAME, ADDRESS             AND TERM OF OFFICE AND LENGTH   DURING PAST 5 YEARS AND                          IN FUND COMPLEX
AND AGE                   OF TIME SERVED                  OTHER DIRECTORSHIPS HELD BY DIRECTOR             OVERSEEN BY DIRECTOR
------------------------- ------------------------------- ------------------------------------------------ ----------------------
DISINTERESTED DIRECTOR NOMINEES
CLASS II DIRECTORS TO SERVE UNTIL 2005 ANNUAL MEETING OF STOCKHOLDERS OR
TERMINATION OF THE FUND:

Robert F. Birch           Director, Member of The       Director and/or Trustee of several investment               5
c/o One Liberty Plaza,    Audit Committee, Member of    companies advised by the Advisor or by its
165 Broadway, 36th        Nominating and Compensation   affiliates (1998-Present); President, New
Floor, New York, New      Committee and Member of       America High Income Fund (1992 - Present);
York 10006-1404           Executive Committee           Director, Brandywine Funds (3) (2001 to
                                                        Present).
Age 68                    Elected for Three Year Term/
                          Director since December 1998


Leo M. Walsh, Jr.         Director, Chairman of the     Director and/or Trustee of several investment               6
c/o One Liberty Plaza,    Audit Committee, Member of    companies advised by the Advisor or by its
165 Broadway, 36th        Nominating and Compensation   affiliates (1989-Present); Financial Consultant
Floor, New York, New      Committee                     for Medco Health Solutions Inc. (1994-2003).
York 10006-1404
                          Elected for Three Year Term/
Age 72                    Director since February 1993

DISINTERESTED DIRECTOR
CLASS I DIRECOR TO SERVE UNTIL 2007 ANNUAL MEETING OF STOCKHOLDERS OR
TERMINATION OF THE FUND:

Rodman L. Drake           Chairman                        Chairman (since 2003) and Director and/or                  4
c/o One Liberty Plaza,    Elected December 2003           Trustee of several investment companies
165 Broadway, 36th                                        advised by the Advisor (1989-Present);
Floor, New York, New      Director, Member of the Audit   Co-founder, Baringo Capital LLC
York 10006-1404           Committee, Chairman of          (2002-Present); Director, Jackson Hewitt Tax
                          Nominating and Compensation     Service Inc. ("JTX") (2004-Present); Director,
Age 62                    Committee                       Animal Medical Center (2002-Present);
                                                          Director, Hotelevision, Inc. (1999-2003);
                          Elected for Three Year Term     Director and/or Lead Director, Parsons
                          Director since February 1993    Brinckerhoff, Inc. (1995-Present); Director,
                                                          Absolute Quality Inc. (2000- 2004); Trustee of
                                                          Excelsior Funds (32) (1994-Present);
                                                          President, Continuation Investments Group Inc.
                                                          (1997-2001).

INTERESTED DIRECTOR
CLASS III DIRECTORS TO SERVE UNTIL 2006 ANNUAL MEETING OF STOCKHOLDERS OR
TERMINATION OF THE FUND:

Clifford E. Lai*           Director                       President (1998-Present) and Chief Investment              6
c/o One Liberty Plaza,                                    Officer (1993-2002) of the Advisor;
165 Broadway, 36th         Elected until 2006             Co-Chairman (2003-Present) and Board of
Floor, New York, New       Since December 2003            Managers (1995-Present) Hyperion GMAC Capital
York 10006-1404                                           Advisors, LLC (formerly, Lend Lease Hyperion
                           President                      Capital, LLC); President of several investment
Age 51                                                    companies advised by the Advisor
                           Elected Annually               (1994-Present).
                           Since April 1994

DISINTERESTED DIRECTOR
CLASS III DIRECTOR TO SERVE UNTIL 2006 ANNUAL MEETING OF STOCKHOLDERS OR
TERMINATION OF THE FUND:

Harry E. Petersen, Jr.    Director, Member of the Audit   Director and/or Trustee of several investment             3
c/o One Liberty Plaza,    Committee, Member of            companies advised by the Advisor or by its
165 Broadway, 36th        Nominating and Compensation     affiliates (1993-Present); Senior Consultant
Floor, New York, New      Committee, Member of            to Cornerstone Equity Advisors, Inc.
York 10006-1404           Executive Committee             (1998-2001).

Age 80                    Elected for Three Year Term/
                          Director since February 1993


-----------------
* Mr. Lai is an "interested person" as defined in Section 2(a)(19) of the 1940 Act because of his affiliations with Hyperion Capital Management, Inc., the Fund's advisor.

OFFICERS OF THE FUND

         The officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office at the discretion of the Board of Directors until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. The Board of Directors has elected five officers of the Fund. Except where dates of service are noted, all officers listed below served as such throughout the 2004 fiscal year. An asterisk (*) indicates a person is an "interested person" as defined in the 1940 Act, because of affiliations with the Advisor. The following table sets forth information concerning each officer of the Fund who served during all or part of the last fiscal year of the Fund:

                                                      TERM OF OFFICE AND
NAME, ADDRESS                  POSITION(s) HELD       LENGTH OF TIME          PRINCIPAL OCCUPATION(s)
AND AGE                        WITH FUND              SERVED                  DURING PAST 5 YEARS
------------------------------ ---------------------- ----------------------- ------------------------------------------
Clifford E. Lai*               President              Elected Annually        Please see "Information Concerning
c/o One Liberty Plaza,                                Since April 1993        Nominees/Directors."
165 Broadway, 36th Floor,
New York, New York 10006-1404

Age 51

John H. Dolan*                 Vice President         Elected Annually        Chief Investment Strategist
c/o One Liberty Plaza,                                Since March 1998        (1998-Present) and Chief Investment
165 Broadway, 36th Floor,                                                     Officer (2002-Present) of the Advisor.
New York, New York 10006-1404

Age 51

Patricia A. Sloan*             Vice President         Elected Annually        Consultant of Ranieri & Co., Inc.
c/o One Liberty Plaza,                                Since June 2002         (2000-Present); Secretary, Director
165 Broadway, 36th Floor,                                                     and/or Trustee of several investment
New York, New York 10006-1404                                                 companies advised by the Advisor or by
                                                                              its affiliates (1989-2002).
Age 61

Daniel S. Kim*                 Chief Compliance       CCO                     Director, General Counsel and CCO
c/o One Liberty Plaza,         Officer ("CCO") &      Elected since           (September 2004-Present), and Secretary
165 Broadway, 36th Floor,      Secretary              September 2004; and     (January 2005-Present) of the Advisor;
New York, New York 10006-1404                                                 General Counsel  and CCO (September
                                                      Secretary               2004-Present), and Secretary (January
Age 36                                                Elected since January   2005-Present) of Hyperion GMAC Capital
                                                      2005                    Advisors, LLC; CCO (September
                                                                              2004-Present), and Secretary (January
                                                                              2005-Present) of several investment companies
                                                                              advised by the Advisor; Vice President, Asst.
                                                                              General Counsel and CCO (May 2001-August
                                                                              2004) of Oak Hill Capital Management, Inc.;
                                                                              Asst. General Counsel (May 2001-August
                                                                              2004) of Oak Hill Advisors, LP; Lawyer
                                                                              (January 2001-April 2001) at Arkin
                                                                              Kaplan LLP; and Law Student (January
                                                                              2000-January 2001).

Thomas F. Doodian*             Treasurer              Elected Annually        Managing Director, Chief Operating
c/o One Liberty Plaza, 165                            Since February 1998     Officer (1998-Present) and Director of
Broadway, 36th Floor, New                                                     Finance and Operations of the Advisor
York, New York 10006-1404                                                     (1995-Present); Treasurer of several
                                                                              investment companies advised by the
Age 45                                                                        Advisor (1998-Present); Treasurer of
                                                                              Hyperion GMAC Capital Advisors, LLC
                                                                              (formerly, Lend Lease Hyperion Capital
                                                                              Advisors, LLC) (1996-Present).

SHARE OWNERSHIP

         As of the Record Date, the Nominees, Directors and executive officers of the Fund solicited by this Proxy Statement beneficially owned individually and collectively as a group less than 1% of the outstanding shares of the Fund.

         The following table sets forth the aggregate dollar range of equity securities owned by each Director of the Fund and of all funds overseen by each Director in the Fund Complex as of December 31, 2004. The Fund Complex was comprised of the Fund, The Hyperion Total Return Fund, Inc., Hyperion 2005 Investment Grade Opportunity Term Trust, Inc., Hyperion Strategic Bond Fund, Inc. and Hyperion Collateralized Securities Fund, Inc. as of December 31, 2004. As of February 22, 2005, there were seven registered investment companies in the Fund Complex with the addition of Quadrant Fund, Inc. and Crystal River Capital, Inc. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

                                                DOLLAR RANGE OF EQUITY    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                SECURITIES IN             ALL FUNDS OVERSEEN BY DIRECTOR IN FAMILY OF
         NAME OF NOMINEES/DIRECTORS             THE FUND                  INVESTMENT COMPANIES
         -------------------------------------- ------------------------- ------------------------------------------------
         Disinterested Director Nominee
         Robert F. Birch                        $50,000-$100,000          $50,000-$100,000
         Leo M. Walsh, Jr.                      Over $100,000             Over $100,000
         Disinterested Directors
         Rodman L. Drake                        $10,001-$50,000           $50,001-$100,000
         Harry E. Petersen, Jr.                 $1-$10,000                $1-$10,000
         Interested Director Nominee
         Clifford E. Lai                        $10,001-$50,000           Over $100,000

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         No remuneration was paid by the Fund to persons who were directors, officers or employees of the Advisor or any affiliate thereof for their services as Directors or officers of the Fund. Each Director of the Fund, other than those who are officers or employees of the Advisor or any affiliate thereof, is entitled to receive a fee of $[ ] per year plus $[ ] for each Board of Directors' meeting attended. Members of the Audit Committee receive $[ ] for each Audit Committee meeting attended, other than meetings held on days when there is also a Directors' meeting. The following table sets forth information concerning the compensation received by Directors for the fiscal year ended December 31, 2004.


                                DIRECTORS' AGGREGATE COMPENSATION      TOTAL DIRECTORS' COMPENSATION
                                FROM THE FUND                          FROM THE FUND AND THE FUND COMPLEX*
--------------------------------------------------------------------------------------------------------------------
Robert F. Birch                 $12,687                                $44,040
Rodman L. Drake                 $11,500                                $35,250
Harry E. Petersen, Jr.          $11,500                                $35,250
Leo M. Walsh, Jr.               $11,500                                $42,750

STANDING COMMITTEES AND BOARD MEETINGS

         The Fund has a standing Audit Committee which was established pursuant to Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and presently consists of Messrs. Walsh, Birch, Drake and Petersen, all of whom are members of the Board of Directors and are currently not "interested persons"

(as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund ("Disinterested Directors"). All Committee members are independent as independence is defined in the New York Stock Exchange, Inc.'s listing standards. The principal functions of the Fund's Audit Committee are to select the Fund's accountants, to review with the accountants the scope and anticipated costs of their audit and to receive and consider a report from the accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The Board of Directors has adopted a written charter for the Audit Committee. The report of the Audit Committee is presented below. During the last fiscal year of the Fund, the full Board of Directors met 6 times, and the Audit Committee met 3 times. All of the members of the Audit Committee attended all of the Audit Committee meetings. All of the Directors attended at least 75% of the aggregate of the Board meetings and the Committee meetings.

         The Fund has a Nominating and Compensation Committee. The Nominating and Compensation Committee presently consists of Messrs. Drake, Birch, Petersen and Walsh. The Committee members are Disinterested Directors. All Committee members are independent as independence is defined in the New York Stock Exchange, Inc.'s listing standards. The Nominating and Compensation Committee met one time during the last fiscal year of the Fund. The function of the Nominating and Compensation Committee is to recommend candidates for election to the Board as Directors. The Nominating and Compensation Committee evaluates candidate's qualifications for Board membership and their independence from the Fund's managers (with respect to Disinterested Director nominees) and other principal service providers.

         The Nominating and Compensation Committee will consider nominees recommended by stockholders, who, separately or as a group, own at least one percent of the Fund's shares. The minimum requirements for proposed nominees include the following:

         1. With respect to nominations for Disinterested Directors, nominees shall be independent of the Fund's investment adviser and other principal service providers. The Nominating and Compensation Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

         2. Disinterested Director nominees must qualify for service on the Fund's Audit Committee under the rules of the New York Stock Exchange (including financial literacy requirements) or other applicable securities exchange.

         3. With respect to all Directors, nominees must qualify under all applicable laws and regulations.

         4. The proposed nominee must agree to purchase the Fund's shares if elected, consistent with the Fund's current policy on Director share purchases.

         5. The Nominating and Compensation Committee may also require such other factors as it may determine to be relevant.

         When identifying and evaluating prospective nominees, the Committee shall review all recommendations in the same manner, including those received by stockholders. The Committee shall first determine if the prospective nominee meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications set forth above will then be considered by the Committee with respect to any other qualifications deemed to be important by the Committee. Those nominees meeting the minimum and other qualifications and determined by the Committee as suitable shall be included on the Fund's proxy card.

         Stockholder recommendations should be addressed to the Nominating and Compensation Committee in care of the Secretary of the Fund and sent to One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404. Stockholder recommendations should include biographical information, including business experience for the past nine years and a description of the qualifications of the proposed nominee, along with a statement from the nominee that he or she is willing to serve and meets the requirements to be a Disinterested Director, if applicable. The Nominating and Compensation Committee also determines the compensation paid to the Disinterested Directors. The Board of Directors has adopted a written charter for the Nominating and Compensation Committee and the charter is available on the Fund's website at www.hyperioncapital.com.

         The Fund has an Executive Committee. The Executive Committee presently consists of Messrs. Birch and Petersen. The function of the Executive Committee is to take any action permitted by Maryland law when the full Board of Directors can not meet. The Executive Committee met once in person during the last fiscal year of the Fund, but took action through unanimous written consents.

STOCKHOLDER COMMUNICATIONS WITH BOARD OF DIRECTORS AND BOARD ATTENDANCE AT ANNUAL MEETINGS

         The Fund's Board of Directors provides a process for stockholders to send communications to the Board of Directors. Any stockholder who wishes to send a communication to the Board of Directors of the Fund should send the communication to the attention of the Fund's Secretary at One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404. If a stockholder wishes to send a communication directly to an individual Director or to a Committee of the Fund's Board of Directors, then the communication should be specifically addressed to such individual Director or Committee and sent in care of the Fund's Secretary at the same address. All communications will be immediately forwarded to the appropriate individual(s).

         The Fund's policy with respect to Directors' attendance at annual meetings is to encourage such attendance. There were three Directors who attended last year's meeting.

AUDIT COMMITTEE REPORT

         On February 23, 2005, the Audit Committee reviewed and discussed with management the Fund's audited financial statements as of and for the fiscal year ended December 31, 2004. The Audit Committee discussed with PwC the matters required to be discussed by Statement of Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

         The Audit Committee receives and reviews annually the written disclosures and the letter from PwC required by Independence Standard No. 1, Independence Discussion with Audit Committees, as amended, by the Independence Standards Board, and have discussed with PwC, the independent registered public accounting firm's independence.

         Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the financial statements referred to above be included in the Fund's Annual Report to stockholders required by Section 30(e) of the 1940 Act and Rule 30d-1 thereunder for the fiscal year ended December 31, 2004.

Leo M. Walsh, Jr. - Audit Committee Chairman
Rodman L. Drake - Audit Committee Member
Harry E. Petersen, Jr. - Audit Committee Member
Robert F. Birch - Audit Committee Member

REQUIRED VOTE

         Election of the listed nominees for Director requires the affirmative vote of the holders of a majority of the shares of common stock of the Fund present or represented by proxy at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.

          PROPOSAL 2: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

SUMMARY OF THE TRANSACTION

         Hyperion Capital Management, Inc. (the "Advisor") has served as the Fund's Advisor since 1993 and currently serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Fund and Advisor dated June 4, 2002 (the "Current Investment Advisory Agreement"). As explained in more detail below, stockholders are being asked to separately approve a new investment advisory agreement between the Fund and the Advisor (the "New Investment Advisory Agreement"). THE NEW INVESTMETNADVISORY AGREEMENT WILL CONTAIN TERMS SUBSTANTIALLY THE SAME AS THOSE IN THE CURRENT INVESTMENT ADVISORY AGREEMENT.

          The Advisor is a wholly-owned subsidiary of HCM Holdings, Inc. ("HHI"). LSR Capital HCM LLC ("LSR") owns 61.75% of HHI, with the executive management of the Advisor owning the portion of HHI not owned by LSR. LSR Hyperion Corp. is the managing member of LSR. Lewis Ranieri is the sole shareholder of LSR Hyperion Corp. LSR and the management owners of HHI have agreed, pursuant to a Stock Purchase Agreement dated as of February 11, 2005, to sell all of their ownership in HHI to Brascan Financial (U.S.) Corporation, which is a wholly-owned subsidiary of Brascan Corporation (the foregoing is referred to as the "Transaction"). The Transaction is expected to close by April 30, 2005. If, for any reason, the proposed Transaction is not completed, the Current Investment Advisory Agreement will remain in effect.

         Following the Transaction, no officers or directors of the Advisor will own any interest in the Advisor.

         There is not anticipated to be any change to the management structure of the Advisor as all current officers will retain their titles and positions. There will be, however, changes to the Advisor's Board of Directors, as set forth below.

          CURRENT BOARD AND TITLE                              PROPOSED BOARD AND TITLE
          ---------------------------------------------------- ------------------------------------------------------
          Clifford Lai, Director                               Clifford Lai, Director
          John J. Feeney, Director                             John J. Feeney, Director
          John H. Dolan, Director                              John H. Dolan, Director
                                                               Bruce Robertson, Director

         Under the 1940 Act, a change in control of an investment adviser results in an assignment and termination of the adviser's investment advisory contracts.

THE CURRENT INVESTMENT ADVISORY AGREEMENT

         Pursuant to the Current Investment Advisory Agreement, the Fund has retained the Advisor to manage the investment of the Fund's assets and to provide such investment research, advice and supervision, in conformity with the Fund's investment objective and policies, as may be necessary for the operations of the Fund. For more information relating to the Advisor, see "Additional Information."

         On March __, 2004, the Board of Directors of the Fund, including those persons identified as interested persons and a majority of the directors who are not parties to the Current Investment Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) of any such party (the "Disinterested Directors"), approved an extension of the Current Investment Advisory Agreement through May __, 2005. At the time of the Board's approval of the latest extension of the Current Investment Advisory Agreement, Mr. Lai was an interested person of the Fund. The Current Investment Advisory Agreement was last submitted to a vote of the Stockholders of the Fund at the Annual Meeting of the Stockholders of the Fund held on April 16, 2002. At that meeting, the Stockholders approved the continuance of the Current Investment Advisory Agreement. The Board of Directors will consider continuance of the Current Investment Advisory Agreement until the earlier of the termination of the Fund or May ____, 2006 at a meeting scheduled for March __, 2005.

         The Current Investment Advisory Agreement provides that it will continue from year to year, but only so long as such continuation is specifically approved at least annually by both (1) the vote of a majority of the Board of Directors or the vote of a majority of the outstanding voting securities of the Fund (as provided in the 1940 Act) and (2) by the vote of a majority of the Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval. The Current Investment Advisory Agreement may be terminated at any time without the payment of any penalty, upon the vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Fund or by the Advisor, on 60 days' written notice by either party to the other. The Current Investment Advisory Agreement will terminate automatically in the event of its "assignment" (as such term is defined in the 1940 Act and the rules thereunder). The Current Investment Advisory Agreement also provides that the Advisor shall not be liable for any error of judgment or mistake of law, any loss arising out of any investment, or any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith, or gross negligence in performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder.

         The Current Investment Advisory Agreement provides, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with its duties under the Current Investment Advisory Agreement, and will pay all salaries of the Fund's directors and officers who are "affiliated persons" (as such term is defined in the 1940 Act) of the Advisor. The Current Investment Advisory Agreement provides that the Fund shall pay to the Advisor a monthly fee for its services which is equal to 0.65% per annum of the Fund's average weekly net assets, which, for purposes of determining the Advisor's fee, shall be the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities (including accrued expenses) of the Fund and any declared but unpaid dividends on the Common Shares. Investment advisory fees paid by the Fund to the Advisor during the last fiscal year of the Fund amounted to $1,081,939.

THE NEW INVESTMENT ADVISORY AGREEMENT

         The New Investment Advisory Agreement is the substantially same as the Current Investment Advisory Agreement. Thus, the key terms, including fees, of the New Investment Advisory Agreement are set out in detail above, under the heading "The Current Investment Advisory Agreement." The initial term of the New Investment Advisory Agreement will reflect the date on which the Transaction is consummated (currently anticipated to be on or about April 30, 2005) as its new effective date.

         A form of the New Investment Advisory Agreement is attached to this proxy statement as Exhibit A. Under the New Investment Advisory Agreement, the Advisor will continue to provide investment advisory services to the Fund, including making decisions regarding the acquisition, holding or disposition of securities or other assets that the Fund may own or contemplate acquiring from time to time. All services under the New Investment Advisory Agreement must be provided in accordance with the provisions of the 1940 Act and any rules or regulations thereunder, the Securities Act of 1933 and any rules or regulations thereunder, the Internal Revenue Code, any other applicable provision of law, the Fund's charter and by-laws, any policies adopted by the Fund's Board of Directors, and the investment policies of the Fund as disclosed in its registration statement on file with the SEC, as amended from time to time.

         Contingent upon receipt of stockholder approval, the New Investment Advisory Agreement will be effective upon the consummation of the Transaction, currently expected to be on or about April 30, 2005, and will continue in effect until the termination of the Fund or _____, 2007. Thereafter, if necessary, the New Investment Advisory Agreement will continue in effect for successive annual periods, provided its continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Fund's directors or (2) a vote of the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund and (3) in either event by a majority of the Disinterested Directors.

BOARD CONSIDERATIONS RELATING TO THE NEW INVESTMENT ADVISORY AGREEMENT

         On February 23, 2005, the Board of Directors held a meeting called for the purpose of considering the New Investment Advisory Agreement and, after careful review, determined that approving the New Investment Advisory Agreement was in the best interests of the stockholders. At the meeting, senior officers of the Advisor discussed the Transaction and discussed the need to approve the New Investment Advisory Agreement due to the change of Control of the Advisor. The Board of Directors considered a wide range of information, including information of the type they regularly consider when determining to continue the Fund's Current Investment Advisory Agreement. In determining that the New Investment Advisory Agreement was in the best interests of the stockholders, the Board of Directors considered all factors deemed to be relevant to the Fund, including, but not limited to:

         o the expectation that the operation of the Advisor and the Fund's day-to-day management, including the Fund's portfolio manager, will remain unchanged for the foreseeable future;

         o the Advisor and its personnel (including particularly those personnel with responsibilities for providing services to the
                  Fund), resources and investment process will remain unchanged;

         o the Advisor will also have access to the resources and personnel of Brascan Corporation;

         o        the financial viability of the Advisor will remain unchanged;

         o the terms of the New Investment Advisory Agreement, including the fee, will be the same as those of the Current Investment Advisory Agreement;

         o the nature, extent and quality of the services that the Advisor has been providing to the Fund will remain unchanged;

         o the investment performance of the Fund and of similar funds managed by other advisers over various periods;

         o the Advisory fee rate payable to the Advisor by the Fund and by other client accounts managed by the Advisor, and payable by similar funds managed by other advisers;

         o the total expense ratio of the Fund and of similar funds managed by other advisers;

         o compensation payable by the Fund to affiliates of the Advisor for other services; and

         o the profitability of the Current Investment Advisory Agreement to the Advisor and its affiliates and the extent to which economies of scale would be realized as the Fund grows.

         The Board considered the level and depth of knowledge of the Advisor. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor's management through board meetings, conversations and reports.

         The Board compared the advisory fees and total expense ratio of the Fund with various comparative data that it had been provided with previously in approving the Fund's Current Investment Advisory Agreement. The Board considered the Fund's recent performance results and noted that the Board reviews on a quarterly basis information about the Fund's performance results, portfolio composition and investment strategies. The Board also took into consideration the financial condition and profitability of the Advisor and Brascan Corporation and any indirect benefits derived by the Advisor from the Advisor's relationship with the Fund.

         In considering the approval of the New Investment Advisory Agreement, the Board, including the Disinterested Directors, did not identify any single factor as controlling. Based on the Board's evaluation of all factors that it deemed to be relevant, the Board, including the Disinterested Directors, concluded that the Advisor has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the New Investment Advisory Agreement; performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives; and the proposed Advisory fee is fair and reasonable, given the nature, extent and quality of the services to be rendered by the Advisor. The Board further determined that the change in control of the Advisor did not present any material change in the type and quality of service it would provide to the Fund.

         The directors also considered the provisions of Section 15(f) of the 1940 Act, which provides, in relevant part, that affiliated persons may receive compensation if (1) for a period of three years after the Transaction at least 75 percent of the directors of the Fund are independent of the Advisor and (2) an

"unfair burden" is not imposed on the Fund as a result of the Transaction. The Advisor has agreed not to seek any increase in the advisory fees for a period of at least two years and has agreed to pay incremental costs associated with the 2005 Annual Meeting of Stockholders due to the Transaction. In addition, if the Transaction is consummated, it is expected that at least 75 percent of the Fund's directors will continue to be Disinterested Directors.

         After carefully reviewing all of these factors, the Board, including the Disinterested Directors, unanimously approved the New Investment Advisory Agreement and recommended that the Fund's stockholders vote to approve the New Investment Advisory Agreement.

REQUIRED VOTE

         Approval of the New Investment Advisory Agreement requires the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. A "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, means the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the shares of the Fund entitled to vote at the Meeting are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

         If the stockholders of the Fund do not approve the New Investment Advisory Agreement, it is expected that the Transaction will not occur and the Advisor will continue to provide services under the Current Investment Advisory Agreement.

THE DIRECTORS, INCLUDING ALL OF THE DISINTERESTED DIRECTORS, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

  PROPOSAL 3: RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

         The Board of Directors of the Fund will consider, and it is expected that it will recommend, the selection of PwC as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005 at a meeting scheduled to be held on March ___, 2005. The appointment of the independent public accounting firm is approved annually by the Audit Committee and the Board of Directors and is subsequently submitted to the stockholders for ratification or rejection. The Fund has been advised by PwC that as of December 31, 2004 neither that firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of PwC will be at the meeting to answer questions concerning the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

AUDIT FEES

         For the fiscal year ended December 31, 2004, PwC billed the Fund aggregate fees of $____ for professional services rendered for the audit of the Fund's annual financial statements, the review of financial statements included in the Fund's annual report to stockholders and the review of the financial statements included in the Fund's semi-annual report to stockholders.

         For the fiscal year ended December 31, 2003, PwC billed the Fund aggregate fees of $96,000 for professional services rendered for the audit of the Fund's annual financial statements, the review of financial statements included in the Fund's annual report to stockholders and the review of the financial statements included in the Fund's semi-annual report to stockholders.

AUDIT-RELATED FEES

         For the fiscal year ended December 31, 2004, PwC did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements.

         For the fiscal year ended December 31, 2003, PwC did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements.

TAX FEES

         For the fiscal year ended December 31, 2004, PwC billed the Fund aggregate fees of $____ for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

         For the fiscal year ended December 31, 2003, PwC billed the Fund aggregate fees of $7,000 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

ALL OTHER FEES

         For the fiscal years ended December 31, 2004 and 2003, PwC did not bill the Fund for products and services other than those disclosed above.

REQUIRED VOTE

         Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm of the Fund requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Fund present or represented by proxy at the Annual Meeting.

                               GENERAL INFORMATION

                        MANAGEMENT AND SERVICE PROVIDERS
THE ADVISOR

         The Fund has entered into an Investment Advisory Agreement with the Advisor. The Advisor is a Delaware corporation organized in February 1989 and a registered investment advisor under the Investment Advisers Act of 1940, as amended. The business address of the Advisor and its officers and directors is One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404. Subject to the authority of the Board of Directors, the Advisor is responsible for the overall management of the Fund's business affairs. As of December 31, 2004, the Advisor and its affiliate had approximately $13 billion in assets under management. The Advisor's clients include pensions, foundations and endowments, insurance companies and closed-end mutual funds. In its investment process, the Advisor focuses on relative value opportunities, particularly in the mortgage-backed securities ("MBS") and asset-backed securities ("ABS") markets.

         Mr. Lewis S. Ranieri is the Chairman of the Board of the Advisor. Mr. Andrew Carter is Vice Chairman of the Advisor, but does not serve on the Advisor's Board of Directors. Mr. Clifford E. Lai, the President and a Director of the Fund, is the President and a Director of the Advisor, and may be entitled, in addition to receiving a salary from the Advisor, to receive a bonus based upon a portion of the Advisor's profits. Mr. John J. Feeney is a Director and Managing Director, Marketing of the Advisor. Mr. John H. Dolan is a Director and Managing Director, Chief Investment Officer of the Advisor and Vice President of the Fund. Mr. Thomas F. Doodian, Treasurer of the Fund, and Mr. Daniel Kim, CCO and Secretary of the Fund, are also employees of the Advisor.

         The Advisor provides advisory services to several other registered investment companies which invest in MBS. Its management includes several individuals with extensive experience in originating, evaluating and investing in MBS, real estate mortgage backed securities ("RMBS") and ABS, and in using hedging techniques. Mr. Lai was Managing Director and Chief Investment Strategist for Fixed Income at First Boston Asset Management Corporation. Mr. Dolan is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Dolan was recently appointed to Chief Investment Officer of the Advisor and has served as Chief Investment Strategist of the Advisor since 1998. Investment advisory fees paid by the Fund to the Advisor during the last fiscal year of the Fund amounted to $1,081,939.

         In addition to acting as advisor to the Fund, the Advisor acts as investment advisor to the following other investment companies at the indicated annual compensation.

                                                                                             APPROXIMATE NET ASSETS
NAME OF FUND                                     INVESTMENT ADVISORY FEES                    AT DECEMBER 31, 2004
------------------------------------------------ ------------------------------------------- ----------------------------------
The Hyperion Total Return Fund, Inc.             0.65% of its average weekly net assets      $280,157,759

The Hyperion Strategic Mortgage Income Fund,     0.65% of its average weekly net assets      $146,934,854
Inc.*

Hyperion Strategic Bond Fund, Inc.               0.65% of its average weekly net assets      $146,140,165

Hyperion Collateralized Securities Fund, Inc.    0.41% of its average weekly net assets      $440,941,191

---------------

*The Advisor has engaged Hyperion GMAC Capital Advisors L.L.C.(formerly Lend Lease Hyperion Capital Advisors, L.L.C.) to provide subinvestment advisory services for investments in commercial MBS.

THE ADMINISTRATOR

         The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Fund with administrative office facilities. For these services, the Fund pays a fee monthly at an annual rate of 0.17% of the first $100 million of its average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. For the fiscal year ended December 31, 2004, the Administrator earned $265,580 in Administration fees. In addition, the Administrator has entered into Administration Agreements with five other investment companies, with the following fee structure:

NAME                                           ADMINISTRATION FEE
---------------------------------------------- ------------------------------------------------------------------------
The Hyperion Total Return Fund, Inc.           a monthly fee paid at an annual rate of:
                                               0.20% of its average weekly assets

The Hyperion Strategic Mortgage Income Fund,   a monthly fee paid at an annual rate of
Inc.                                           0.20% of its average weekly net assets

Hyperion Strategic Bond Fund, Inc. (formerly   a monthly fee paid at an annual rate of:
Lend Lease Hyperion High Yield CMBS Fund,      0.20% of its average weekly net assets
Inc.)

Hyperion Collateralized Securities Fund, Inc.  Included in Management Fee discussion on previous page

Quadrant Fund, Inc.                            a monthly fee paid at an annual rate of:
                                               0.15% of its average weekly net assets

BROKERAGE COMMISSIONS

         The Fund did not pay any brokerage commissions, including future commissions, on its securities purchased during its last fiscal year. The Fund does not participate and does not in the future intend to participate in soft dollar or directed brokerage arrangements.

         The Advisor has discretion to select brokers and dealers to execute portfolio transactions initiated by the Advisor and to select the markets in which such transactions are to be executed. The Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Advisor is to seek the best combination of net price and execution for the Fund. It is expected that securities will ordinarily be purchased in primary markets, and that in assessing the best net price and execution available to the Fund, the Advisor will consider all factors it deems relevant, including the price, dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operation facilities and the firm's risk in positioning the securities involved. Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

                COMPLIANCE WITH SECTION 16 REPORTING REQUIREMENTS

         Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors and persons who own more than ten percent of a registered class of the Fund's equity securities to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by the Fund and written representations from certain reporting persons that all applicable filing requirements for such persons had been complied with, the Fund believes that, during the fiscal year ended December 31, 2004, all filing requirements applicable to the Fund's officers, directors, and greater than ten percent beneficial owners were complied with.

                 FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

         As of the Record Date to the best of the Fund's knowledge, no person owned beneficially more than five percent of the Fund's outstanding shares.

                                 OTHER BUSINESS

         The Board of Directors of the Fund does not know of any other matter which may come before the meeting. If any other matter properly comes before the meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

         All proposals by stockholders of the Fund that are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2006 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 1, 2005.

                         EXPENSES OF PROXY SOLICITATION

         The cost of preparing and assembling material in connection with this solicitation of proxies will be equally borne by the Advisor and Brascan Corporation. The cost of mailing material in connection with this solicitation of proxies will be borne by the Advisor. In addition to the use of the mail, proxies may be solicited personally by regular employees of the Fund, the Advisor or the Altman Group, paid solicitors for the Fund, or by telephone or telegraph. The anticipated cost of solicitation by the paid solicitors will be approximately $5,500. The Fund's agreement with the Altman provides that such paid solicitors will perform a broker search and deliver proxies in return for the payment of their fee plus the expenses associated with this proxy solicitation. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.


March ___, 2005

                                    EXHIBIT A

                      FORM OF INVESTMENT ADVISORY AGREEMENT

                        ANNUAL MEETING OF STOCKHOLDERS OF
           HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
                                 APRIL 19, 2005

     PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS
                               SOON AS POSSIBLE.

                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED.

--------------------------------------------------------------------------------
    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS
                             AND "FOR" PROPOSAL 2.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
           PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. [X]
--------------------------------------------------------------------------------

1.       ELECTION OF NOMINEES OF CLASS II

                                        NOMINEE
[ ]  FOR ALL NOMINEES              [ ]  ROBERT F. BIRCH (CLASS II)
[ ]  WITHHOLD AUTHORITY FOR        [ ]  LEO M. WALSH (CLASS II)
     ALL NOMINEES
[ ]  FOR ALL EXCEPT
     (SEE INSTRUCTIONS BELOW)

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(s), MARK "FOR ALL EXCEPT" AND FILL IN THE CIRCLE NEXT TO EACH NOMINEE YOU WISH TO WITHHOLD, AS SHOWN HERE: [X]

                                                                     FOR               AGAINST       ABSTAIN
2.        APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT.             [ ]                 [ ]           [ ]


                                                                     FOR               AGAINST       ABSTAIN
3.        RATIFICATION OR REJECTION OF THE SELECTION OF              [ ]                 [ ]           [ ]
          INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (A VOTE
          "FOR" IS A VOTE FOR RATIFICATION).

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE RE-ELECTION OF THE TWO CLASS II NOMINEES AS DIRECTORS IN PROPOSAL 1, FOR THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT IN PROPOSAL 2 AND FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE FUND IN PROPOSAL 3. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE CHECK THE BOX AT THE RIGHT AND INDICATE YOUR NEW ADDRESS IN THE ADDRESS SPACE ABOVE. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(s) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS
METHOD. [ ]

PLEASE CHECK IF YOU PLAN ON ATTENDING THE MEETING. [ ]

SIGNATURE OF STOCKHOLDER _____________________________ DATE:____________________
SIGNATURE OF STOCKHOLDER _____________________________ DATE:____________________

NOTE: THIS PROXY MUST BE SIGNED EXACTLY AS THE NAME APPEARS HEREON. WHEN SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                      PROXY

           HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.

                 THIS PROXY SOLICITED ON BEHALF OF THE DIRECTORS


The undersigned hereby appoints DANIEL S. KIM and THOMAS F. DOODIAN each of them attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at The Downtown Association, 60 Pine Street (between William and Pearl Streets), New York, New York 10005, on Tuesday, April 19, 2005 at 10:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting, in person or by substitute (or, if only one shall be so present, then that one), shall have any may exercise all of the power or authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

--------------------------------------------------------------------------------
COMMENTS:



--------------------------------------------------------------------------------

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